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VANGUARD(R) BOND INDEX FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 17, 2006

The ticker symbol found in the Additional Information box on page 7 of the prospectus is replaced with the following:

Ticker Symbol
VBSSX
































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Vanguard Marketing Corporation, Distributor.                      PS1351 082006